UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 21, 2013

Gladstone Land Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-35795	54-1892552
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1521 Westbranch Drive Ste 200, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	7032875893

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 21, 2013, Gladstone Land Corporation, through Gladstone Land Limited Partnership, its wholly-owned operating partnership (collectively, the "Company"), closed on the acquisition of a farm near Salinas, California, consisting of 167 farmable acres (the "Property"). The Company acquired the Property for a purchase price of approximately $7.3 million from Matsui Nursery, Inc. ("Matsui"), using proceeds from its initial public offering in January 2013. Matsui is not a related party to the Company and does not have a material relationship with the Company.

The summary of the terms of this acquisition is not complete and is subject to and qualified in its entirety by reference to the agreement of purchase and sale entered into between the Company and Matsui, which is included in Item 9.01 of this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 21, 2013, the Company issued a press release announcing the acquisition of the Property. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for any purposes, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Company will file the required financial statements under the cover of Form 8-K/A as soon as practicable but no later than 71 calendar days after the latest date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The Company will file the required pro forma financial information under the cover of Form 8-K/A as soon as practicable but no later than 71 calendar days after the latest date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No. Description
10.1
Agreement of Purchase and Sale, by and between Gladstone Land Corporation and Matsui Nursery, Inc., dated August 20, 2013
99.1 Press Release issued by Gladstone Land Corporation on October 21, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Land Corporation

October 25, 2013	By:	/s/ Danielle Jones

Name: Danielle Jones
Title: Chief Financial Officer & Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Agreement of Purchase and Sale, by and between Gladstone Land Corporation and Matsui Nursery, Inc., dated August 20, 2013
99.1	Press Release issued by Gladstone Land Corporation on October 21, 2013.